Exhibit 10.2

PROMISSORY NOTE

U.S. $5,750,000	March 1, 2009

This Promissory Note ("Promissory Note") is issued by

Lumea, Inc., a Nevada corporation ("Lumea"), with its principal place of business at 7430 E. Butherus Dr., Suite C, Scottsdale, Arizona 85260,

to

Easy Staffing Services, Inc., a Delaware corporation ("Easy"), with its principal place of business at 33747 N. Scottsdale Rd., Suite 135, Scottsdale, AZ 85266.

RECITALS

Lumea and its parent company, EMTA Holdings, Inc., a Nevada corporation ("EMTA") are parties to an Asset Purchase Agreement dated as of the date of this Promissory Note (the "Asset Purchase Agreement") by and among Lumea, EMTA, Easy and Easy's subsidiaries ESSI, Inc., a Delaware corporation ("ESSI"), and Easy Staffing Services, Inc., an Illinois corporation f/k/a Burton Placement Services, Inc. ("Burton").

Pursuant to Section 1.4 of the Asset Purchase Agreement, Lumea agreed to issue this Promissory Note as partial consideration for the purchase of the Acquired Assets.

PROMISSORY NOTE

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements ser forth herein, the parties agree and reaffirm as follows:

FOR VALUE RECEIVED, Lumea hereby promises to pay to the order of Easy, or order, at 33747 N. Scottsdale Rd., Suite 135, Scottsdale, AZ 85266, or such other place as may be designated in writing by Easy from time to time, in lawful money of the United States of America and in immediately available funds, the sum of Five Million Seven Hundred Fifty Thousand Dollars ($5,750,000) together with interest thereon from the date of this Promissory Note at the rate of Three and Twenty-Five Hundredths Percent (3.25%) per annum, until paid in full in accordance with the terms, conditions and provisions as hereinafter set forth in this Promissory Note.

1.            Payments. Lumea will remit to Easy monthly payments of One Hundred Thousand Dollars ($100,000) on or before the fifth (5th) day of each calendar month, commencing with calendar month April, 2009. The payments will be allocated first to accrued but unpaid interest with the remainder of each payment allocated to principal.

2.            Maturity. All then outstanding accrued but unpaid interest and principal is due on March 1, 2014.

3.            Prepayment. Lumea may prepay all or any part of this Promissory Note without penalty. Any prepayment is to be applied toward the payment of the principal installments last maturing upon this Promissory Note, that is, in the inverse order of maturity and without reducing the amount or time of payment of the remaining obligatory installments.

4.            Collateral. This Promissory Note is secured by a Security Agreement of even date herewith (the "Security Agreement") executed by Lumea as "Lumea" and Easy as "Secured Party" encumbering all of the assets used in the business of Lumea (the "Collateral").

5.            No Offsets or Deductions. All payments under this Promissory Note shall be made by Lumea without any offset, decrease, reduction or deduction of any kind or nature whatsoever.

6.            Default.

6.1          Cross Defaults. Each of the following shall constitute a default under this Promissory Note (hereinafter a "Default"):

6.1.1        any failure to pay any principal or interest or any other part of the Obligation pursuant to the provisions contained in this Promissory Note, when due, and such failure is not remedied within thirty (30) days after receipt by Lumea of written notice of default given by Easy to Lumea; and

6.1.2        an Event of Default, as defined in Section 3.1 of the Security Agreement.

 6.2          Default Remedy. Upon the occurrence of a Default hereunder, Easy may, in its sole and absolute discretion, declare the entire unpaid principal balance, together with all accrued and unpaid interest thereon, and all other amounts and payments due hereunder, immediately due and payable, without notice of demand, and pursue all rights and remedies available to Easy under this Promissory Note, the Asset Purchase Agreement and the Security Agreement, or at law or in equity. The rights and remedies of Easy as provided in this Promissory Note shall be cumulative and concurrent, and may be pursued singly, successively, or together against Lumea and any other funds, property or security held by Easy for payment hereof or otherwise at the sole, absolute, uncontrolled discretion of Easy. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of said rights or remedies or the right to exercise them at any later time.

7.            Waivers. Except as set forth in this Promissory Note, to the extent permitted by applicable law, Lumea waives and agrees not to assert: (i) any exemption rights or (ii) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, and default. Easy may extend the time for payment of or renew this Promissory Note or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Lumea except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

8.            No Waiver by Easy. No delay or failure of Easy in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

9.            Governing Law. This Promissory Note shall be construed in accordance with and governed by the laws of the State of Arizona, without regard to principles of conflicts of laws.

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10.          Severability. Every provision of this Promissory Note is intended to be severable, and if any term or provision hereof is invalid, illegal, or unenforceable for any reason, the validity, legality, and enforceability of the remaining provisions hereof will not be affected or impaired thereby, and any invalidity, illegality, or unenforceability in any jurisdiction will not affect the validity, legality, or enforceability of any such term or provision in any other jurisdiction.

11.          Binding Nature. The provisions of this Promissory Note are binding upon and inure to the benefit of the successors and assigns of the parties hereto.

12.          Amendments. No amendment, modification, change, waiver, release, or discharge hereof and hereunder will be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

13.          Assignment. Easy may e ndorse o r a ssign t his P romissory No to w ithout t he c onsent o f Lumea. Lumea may not assign this Promissory Note without the prior written consent of Easy, which consent may be given or withheld in Easy's sole discretion.

IN WITNESS WHEREOF, Lumea has executed this Promissory Note as of the date first set forth above.

LUMEA, INC., a Nevada corporation

By:	/s/ Edmond L. Lonergan
Edmond L. Lonergan, President

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PROMISSORY NOTE

U.S. $3,000,000	March 1, 2009

This Promissory Note ("Promissory Note") is issued by

Lumea, Inc., a Nevada corporation ("Lumea"), with its principal place of business at 7430 E. Butherus Dr., Suite C, Scottsdale, Arizona 85260,

to

Easy Staffing Services, Inc., a Delaware corporation ("Easy"), with its principal place of business at 33747 N. Scottsdale Rd., Suite 135, Scottsdale, AZ 85266.

RECITALS

Lumea and its parent company, EMTA Holdings, Inc., a Nevada corporation ("EMTA") are parties to an Asset Purchase Agreement dated as of le date of this Promissory Note (the "Asset Purchase Agreement") by and among Lumea, EMTA, Easy and Easy's subsidiaries ESSI, Inc., a Delaware corporation ("ESSI"), and Easy Staffing Services, Inc., an Illinois corporation f/k/a Burton Placement Services, Inc. ("Burton").

Pursuant to Section 1.4 of the Asset Purchase Agreement, Lumea agreed to issue this Promissory Note as partial consideration for the purchase of the Acquired Assets.

PROMISSORY NOTE

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements ser forth herein, the parties agree and reaffirm as follows:

FOR VALUE RECEIVED, Lumea hereby promises to pay to the order of Easy, or order, at 33747 N. Scottsdale Rd., Suite 135, Scottsdale, AZ 85266, or such other place as may be designated in writing by Easy from time to time, in lawful money of the United States of America and in immediately available funds, the sum of Three Million Dollars ($3,000,000) together with interest thereon from the date of this Promissory Note at the rate of Three and Twenty-Five Hundredths Percent (3.25%) per annum, until paid in full in accordance with the terms, conditions and provisions as hereinafter set forth in this Promissory Note.

1.            Payments. Lumea will remit to Easy monthly payments of Zero Dollars ($0.00) on or before the fifth (5th) day of each calendar month, commencing with calendar month April, 2009. The payments will be allocated first to accrued but unpaid interest with the remainder of each payment allocated to principal.

2.            Maturity. All then outstanding accrued but unpaid interest and principal is due on March 1, 2014.

3.            Prepayment. Lumea may prepay all or any part of this Promissory Note without penalty. Any prepayment is to be applied toward the payment of the principal installments last maturing upon this Promissory Note, that is, in the inverse order of maturity and without reducing the amount or time of payment of the remaining obligatory installments.

4.            Collateral. This Promissory Note is secured by a Security Agreement of even date herewith (the "Security Agreement") executed by Lumea as "Lumea" and Easy as "Secured Party" encumbering all of the assets used in the business of Lumea (the "Collateral").

5.            No Offsets or Deductions. All payments under this Promissory Note shall be made by Lumea without any offset, decrease, reduction or deduction of any kind or nature whatsoever.

6.            Default.

6.1          Cross Defaults. Each of the following shall constitute a default under this Promissory Note (hereinafter a "Default"):

6.1.1       any failure to pay any principal or interest or any other part of the Obligation pursuant to the provisions contained in this Promissory Note, when due, and such failure is not remedied within thirty (30) days after receipt by Lumea of written notice of default given by Easy to Lumea; and

6.1.2       an Event of Default, as defined in Section 3.1 of the Security Agreement.

 6.2         Default Remedy. Upon the occurrence of a Default hereunder, Easy may, in its sole and absolute discretion, declare the entire unpaid principal balance, together with all accrued and unpaid interest thereon, and all other amounts and payments due hereunder, immediately due and payable, without notice of demand, and pursue all rights and remedies available to Easy under this Promissory Note, the Asset Purchase Agreement and the Security Agreement, or at law or in equity. The rights and remedies of Easy as provided in this Promissory Note shall be cumulative and concurrent, and may be pursued singly, successively, or together against Lumea and any other funds, property or security held by Easy for payment hereof or otherwise at the sole, absolute, uncontrolled discretion of Easy. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of said rights or remedies or the right to exercise them at any later time.

7.            Waivers. Except as set forth in this Promissory Note, to the extent permitted by applicable law, Lumea waives and agrees not to assert: (i) any exemption rights or (ii) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, and default. Easy may extend the time for payment of or renew this Promissory Note or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Lumea except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

8.            No Waiver by Easy. No delay or failure of Easy in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

9.            Governing Law. This Promissory Note shall be construed in accordance with and governed by the laws of the State of Arizona, without regard to principles of conflicts of laws.

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10.          Severability. Every provision of this Promissory Note is intended to be severable, and if any term or provision hereof is invalid, illegal, or unenforceable for any reason, the validity, legality, and enforceability of the remaining provisions hereof will not be affected or impaired thereby, and any invalidity, illegality, or unenforceability in any jurisdiction will not affect the validity, legality, or enforceability of any such term or provision in any other jurisdiction.

11.          Binding Nature. The provisions of this Promissory Note are binding upon and inure to the benefit of the successors and assigns of the parties hereto.

12.          Amendments. No amendment, modification, change, waiver, release, or discharge hereof and hereunder will be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

13.          Assignment. Easy may endorse or assign this Promissory Note without the consent of Lumea. Lumea may not assign this Promissory Note without the prior written consent of Easy, which consent may be given or withheld in Easy's sole discretion.

IN WITNESS WHEREOF, Lumea has executed this Promissory Note as of the date first set forth above.

LUMEA, INC., a Nevada corporation

By:	/s/ Edmond L. Lonergan
Edmond L. Lonergan, President

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